(Logo) The American Funds Group

Washington Mutual Investors Fund
Semi-Annual Report
October 31, 1998

Washington Mutual Investors Fund seeks to provide income and growth of principal through investments in quality common stocks.

Washington Mutual Investors Fund is one of the 28 mutual funds in The American
Funds Group   , for which Capital Research and Management Company is the investment adviser. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended September 30, 1998 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods _ 10 years: +333.95%, or +15.81% a year; 5 years: +124.08%, or +17.51% a year; 12 months: +3.62%. Sales charges are lower for accounts of $50,000 or more.-


FIGURES SHOWN ARE PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.


Fellow Shareholders:

The first half of our fiscal year _ the six months ended October 31 _ saw considerable turbulence in world equity markets. We are pleased to report that Washington Mutual Investors Fund came through this difficult period relatively unscathed as a result of its policy of holding only quality income-producing companies listed on the New York Stock Exchange.

For the six months, the Fund's net asset value dipped slightly, to $33.35 from $33.92 on April 30. Assuming reinvestment of dividends totaling 29 cents a share paid during the period, the decline amounted to 0.8%. Meanwhile, the unmanaged Standard & Poor's 500 Composite Index recorded a similarly minuscule drop of 0.4% on a total return basis.

Two categories of securities in which Washington Mutual does not invest were battered especially hard during the half year. One was small-company issues traded over-the-counter, many of which posted sizable declines. The other category was emerging markets stocks, where the damage was extremely severe. Russia's equity market plunged more than 80% and Brazil's nearly 40% for the six months, both in U.S. dollars. The Morgan Stanley Capital International EMF (Emerging Markets Free) Asia Index, which tracks stock prices in 10 developing countries in the Asia-Pacific region, fell almost 30%, reflecting continued economic deterioration in that part of the world.

While the U.S. economy held up very well in the May-October period, many American companies doing extensive business in Asia began reporting lower earnings. The stocks of many of these firms were treated harshly by investors, as were the shares of banks that either reported Asian loan losses or were viewed as being exposed to such losses. Washington Mutual has several holdings in each of these categories, and their weak performance held back the six-month results. At the same time, the Fund benefited from strong showings by a number of its investments in retailing and other industries that have been less directly affected by events in Asia.

Although the U.S. market as measured by the S&P 500 finished the half year approximately where it began, there were major price swings during the period. In the early part of the summer, stocks rose, continuing the impressive advance of the past few years. They then sold off quite dramatically for several weeks before rebounding in the autumn. The selloff drove the S&P 500 to a level about 20% below its summer high. The recovery that began in early October was chiefly a response to actions taken by the Federal Reserve. Recognizing that Asia's slowdown was beginning to threaten economic growth in the United States, the Fed cut the Federal funds rate by 25 basis points on September 29, October 15, and again on November 17. The last two reductions were accompanied by cuts in the discount rate _ the rate at which the Fed makes loans to member banks.

While the U.S. economy appears capable of sustaining at least moderate growth, the Fund's investment adviser believes that the combination of a less buoyant profit outlook and high equity valuations is likely to temper the stock market's near-term upside potential.

On October 31, the Fund's portfolio showed ownership of 166 companies in 31 industries. The largest industry positions as a percentage of net assets were Banking (12.8%), Telecommunications (9.9%), Energy Sources (9.7%), Health & Personal Care (8.4%), Electric & Gas Utilities (8.4%), and Insurance (5.6%).

Washington Mutual's portfolio counselors took advantage of lower share prices, mainly in August and September, to expand the Fund's holdings. As a result, an unusually large number of new names have been added to the portfolio since April 30. They are: Air Products and Chemicals, Allegheny Teledyne, Deere, Dover, First Data, GTE, IBM, Illinois Tool Works, Pall, Perkin-Elmer, R.H. Donnelley, Sonat, Stanley Works, TECO Energy, Transamerica, and Williams Companies. Six holdings have been eliminated: Cognizant, Dominion Resources, KeySpan, Procter & Gamble, Walgreen, and Whirlpool.

The portfolio changes during the half year resulted in a substantial realized capital gain, which will be distributed, along with an extra income dividend, prior to December 31. The entire capital gain distribution will qualify for the recently enacted 20% maximum capital gain tax rate. In January, we will mail a Tax Guide and a Form 1099-DIV to shareholders who received taxable dividends or capital gain distributions.

Your management is appreciative of the loyalty shown by our many shareholders who have helped Washington Mutual continue to grow. Your questions and comments are always welcome.

Cordially,

(Signatures)

Stephen Hartwell         James H. Lemon, Jr.          Harry J. Lister
Chairman of the Board    Vice Chairman of the Board   President of the Fund

December 10, 1998


Preparing for the Year 2000 _ The Fund's key service providers _ Capital Research and Management Company, the investment adviser, Washington Management Corporation, the business manager, and American Funds Service Company, the transfer agent _ are updating their computer systems to process date-related information properly following the turn of the century. All are on track to complete modifications of significant internal systems by the end of 1998. Testing with business partners, vendors and other service providers is already under way. We will continue to keep you up-to-date in our regular publications. If you'd like more detailed information, please call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Investment Portfolio
October 31, 1998
Unaudited

Five Largest
Investment Categories

                              Percent of
                              Net Assets
Finance                         22.10%
Services                        19.80
Energy                          18.10
Consumer Goods                  15.11
Capital Equipment               11.43


Ten Largest
Individual Holdings

                              Percent of
                              Net Assets
AT&T                             3.09%
First Union                      2.86
Ameritech                        2.66
BankAmerica                      2.23
Warner-Lambert                   2.19
Amoco                            2.19
Texaco                           2.16
Atlantic Richfield               2.13
Household International          1.84
U S WEST                         1.70

                                                        Market         Percent
                                                         Value         of Net
Common Stocks                            Shares          (000)         Assets

Energy

Energy Sources (9.68%)
Amoco Corp.                             18,675,000  $   1,048,134        2.19%
Atlantic Richfield Co.                  14,775,000      1,017,628        2.13
Chevron Corp.                            4,500,000        366,750         .77
Exxon Corp.                              2,500,000        178,125         .37
Kerr-McGee Corp.                         2,350,000         93,706         .20
Mobil Corp.                              8,696,700        658,232        1.38
Texaco Inc.                             17,381,600      1,030,946        2.16
Unocal Corp.                             6,800,000        230,775         .48
                                                        4,624,296        9.68

Utilities: Electric & Gas (8.42%)
Ameren Corp.                             6,800,000        271,575         .57
American Electric Power Co., Inc.        3,350,000        163,941         .34
Baltimore Gas and Electric Co.           5,300,000        166,287         .35
Carolina Power & Light Co.               4,250,000        194,969         .41
Central and South West Corp.             9,650,800        268,413         .56
CINergy Corp.                            1,700,000         58,650         .12
Conectiv, Inc. (percent of Net Assets
   combined with ClassA below)           2,723,100         62,291
Conectiv, Inc., Class A                    325,000         12,005         .16
Consolidated Edison, Inc.                5,550,000        278,194         .58
Consolidated Natural Gas Co.             2,100,000        110,906         .23
DTE Energy Co.                           3,465,000        147,696         .31
Duke Energy Corp.                        3,850,000        249,047         .52
Edison International                     2,885,000         76,092         .16
Entergy Corp.                            2,400,000         69,000         .14
Florida Progress Corp.                   4,485,800        188,123         .39
FPL Group, Inc.                          1,300,000         81,331         .17
GPU, Inc.                                4,500,000        194,062         .41
Houston Industries Inc.                  1,800,000         55,913         .12
New Century Energies, Inc.               2,500,000        120,781         .25
OGE Energy Corp.                           800,000         21,250         .04
PECO Energy Co.                          2,500,000         96,719         .20
PP & L Resources, Inc.                   3,490,319         94,675         .20
Public Service Enterprise Group Inc.     2,020,000         76,760         .16
Puget Sound Energy, Inc.                 3,800,000        102,600         .22
Sempra Energy (formerly Enova Corp.)     2,000,000         52,000         .11
Sonat Inc.                               1,600,000         48,500         .10
Southern Co.                            14,850,000        418,584         .88
TECO Energy, Inc.                          700,000         19,338         .04
Williams Companies, Inc.                11,000,000        301,812         .63
Wisconsin Energy Corp.                     700,000         21,437         .05
                                                        4,022,951        8.42
Total Energy                                            8,647,247       18.10

Materials

Chemicals (4.27%)
Air Products and Chemicals, Inc.         3,900,000        147,225         .31
E.I. du Pont de Nemours and Co.         11,325,000        651,187        1.36
International Flavors & Fragrances Inc.  2,815,100        105,390         .22
Mallinckrodt Inc.                        3,585,000        102,173         .22
Monsanto Co.                            12,859,000        522,397        1.09
PPG Industries, Inc.                     7,066,500        404,115         .85
Sherwin-Williams Co.                     3,000,000         75,563         .16
Witco Corp.                              1,556,800         29,287         .06
                                                        2,037,337        4.27

Forest Products & Paper (2.50%)
International Paper Co.                 12,650,000        587,434        1.23
Louisiana-Pacific Corp.                  3,525,000         62,569         .13
Westvaco Corp.                           5,500,000        135,438         .28
Weyerhaeuser Co.                         7,125,000        333,539         .70
Willamette Industries, Inc.              2,475,000         76,725         .16
                                                        1,195,705        2.50

Metals: Nonferrous (.33%)
Phelps Dodge Corp.                       2,720,000  $     156,740         .33%

Metals: Steel (.08%)
Allegheny Teledyne Inc.                  1,940,000         39,891         .08
Total Materials                                         3,429,673        7.18

Capital Equipment
Aerospace & Military Technology (2.54%)
Boeing Co.                               7,267,900        272,546         .57
Raytheon Co., Class B                    6,150,000        357,084         .75
United Technologies Corp.                6,119,100        582,844        1.22
                                                        1,212,474        2.54

Data Processing & Reproduction (2.36%)
Hewlett-Packard Co.                      7,675,000        461,939         .97
International Business Machines Corp.      600,000         89,063         .19
Xerox Corp.                              5,944,100        575,835        1.20
                                                        1,126,837        2.36

Electrical & Electronics (.42%)
Emerson Electric Co.                     2,130,300        140,600         .29
General Electric Co.                       700,000         61,250         .13
                                                          201,850         .42

Electronic Components (1.44%)
AMP Inc.                                 6,143,209        252,256         .53
Motorola, Inc.                           2,594,600        134,919         .28
Texas Instruments Inc.                   2,800,000        179,025         .38
Thomas & Betts Corp.                     2,720,000        121,550         .25
                                                          687,750        1.44

Electronic Instruments (.42%)
Perkin-Elmer Corp.                       2,408,900        203,100         .42

Energy Equipment (.13%)
Halliburton Co.
   (formerly Dresser Industries, Inc.)   1,700,000         61,094         .13


Industrial Components (3.13%)
Dana Corp.                               4,104,000  $     171,599         .36%
Eaton Corp.                              3,500,000        236,906         .49
Genuine Parts Co.                        8,775,000        276,413         .58
Goodyear Tire & Rubber Co.               2,200,000        118,525         .25
Illinois Tool Works Inc.                   866,700         55,577         .12
Johnson Controls, Inc.                   4,197,600        236,115         .49
Rockwell International Corp.             1,500,000         61,594         .13
TRW Inc.                                 6,000,000        341,625         .71
                                                        1,498,354        3.13

Machinery & Engineering (.99%)
Caterpillar Inc.                         1,350,000         60,750         .13
Deere & Co.                              6,390,000        226,046         .47
Ingersoll-Rand Co.                       1,012,500         51,131         .11
Pall Corp.                               4,000,000        101,000         .21
Parker Hannifin Corp.                      950,000         33,962         .07
                                                          472,889         .99
Total Capital Equipment                                 5,464,348       11.43

Consumer Goods

Appliances & Household Durables (.24%)
Rubbermaid Inc.                          3,495,200        115,997         .24

Automobiles (1.27%)
Chrysler Corp.                          12,626,400        607,646        1.27

Beverages (.79%)
PepsiCo, Inc.                           11,200,000        378,000         .79

Food & Household Products (2.55%)
Bestfoods                                4,130,400        225,107         .47
Colgate-Palmolive Co.                      600,000         53,025         .11
General Mills, Inc.                      5,930,500        435,891         .91
Kellogg Co.                              5,700,000        188,100         .40
Sara Lee Corp.                           5,300,000        316,344         .66
                                                        1,218,467        2.55

Health & Personal Care (8.42%)
American Home Products Corp.             2,150,000        104,812         .22
Avon Products, Inc.                      4,479,600        177,784         .37
Baxter International Inc.                3,200,000        191,800         .40
Bristol-Myers Squibb Co.                 3,950,000        436,722         .91
Johnson & Johnson                          800,000         65,200         .14
Kimberly-Clark Corp.                     2,778,400        134,058         .28
Eli Lilly and Co.                        7,989,800        646,674        1.35
McKesson Corp.                             200,000         15,400         .03
Merck & Co., Inc.                        1,500,000        202,875         .43
Pfizer Inc                               3,450,000        370,228         .77
Pharmacia & Upjohn, Inc.                 4,900,000        259,394         .55
Schering-Plough Corp.                    3,600,000        370,350         .78
Warner-Lambert Co.                      13,375,000      1,048,266        2.19
                                                        4,023,563        8.42

Recreation & Other Consumer Products (1.08%)
Eastman Kodak Co.                        5,631,500        436,441         .91
Stanley Works                            2,625,000         78,750         .17
                                                          515,191        1.08

Textiles & Apparel (.76%)
NIKE, Inc., Class B                      6,335,425        276,779         .58
VF Corp.                                 2,000,000         83,625         .18
                                                          360,404         .76
Total Consumer Goods                                    7,219,268       15.11

Services

Broadcasting & Publishing (.46%)
Dow Jones & Co., Inc.                    3,057,600        140,076         .29
Gannett Co., Inc.                        1,275,800         78,940         .17
                                                          219,016         .46
Business & Public Services (2.79%)
Browning-Ferris Industries, Inc.         9,258,700        328,105         .69
Deluxe Corp.                             2,675,000         86,603         .18
Dun & Bradstreet Corp.                   1,550,000         43,981         .09
Electronic Data Systems Corp.            6,014,700        244,723         .51
First Data Corp.                         7,675,000        203,388         .42
IKON Office Solutions, Inc.              7,085,000         66,865         .14
Pitney Bowes Inc.                        1,800,000         99,113         .21
R.H. Donnelley Corp.                       203,460          2,848         .01
Waste Management, Inc.                   5,735,040        258,794         .54
                                                        1,334,420        2.79

Leisure & Tourism (.42%)
McDonald's Corp.                         3,000,000        200,625         .42

Merchandising (5.17%)
Albertson's, Inc.                       12,033,200        668,595        1.40
American Stores Co.                      9,764,700        317,963         .67
May Department Stores Co.                4,073,400        248,477         .52
J.C. Penney Co., Inc.                   12,650,500        600,899        1.26
Rite Aid Corp.                           3,000,000        119,063         .24
Sears, Roebuck and Co.                   1,600,000         71,900         .15
Wal-Mart Stores, Inc.                    6,450,000        445,050         .93
                                                        2,471,947        5.17

Telecommunications (9.92%)
Ameritech Corp.                         23,560,000      1,270,767        2.66
AT&T Corp.                              23,725,000      1,476,881        3.09
Bell Atlantic Corp.                        700,000         37,188         .08
GTE Corp.                                4,257,400        249,856         .52
SBC Communications Inc.                  4,194,350        194,251         .41
Sprint Corp.                             9,080,000        696,890        1.46
U S WEST, Inc. (formerly U S WEST
   Communications Group)                14,200,000        814,725        1.70
                                                        4,740,558        9.92

Transportation: Rail (1.04%)
CSX Corp.                                1,000,000         39,250         .08
Norfolk Southern Corp.                   7,755,000        255,430         .53
Union Pacific Corp.                      4,195,200        199,796         .43
                                                          494,476        1.04
Total Services                                          9,461,042       19.80

Finance

Banking (12.84%)
Banc One Corp.
   (merged with First Chicago NBD Corp.) 7,484,500  $     365,805         .76%
Bank of New York Co., Inc.              15,400,000        486,062        1.02
BankAmerica Corp.
   (merged with NationsBank Corp.)      18,585,820      1,067,523        2.23
Bankers Trust Corp.                      3,040,000        190,950         .40
Chase Manhattan Corp.                   11,508,300        653,815        1.37
Comerica Inc.                              200,000         12,900         .03
First Union Corp.                       23,597,528      1,368,657        2.86
Fleet Financial Group, Inc.              5,900,000        235,631         .49
KeyCorp                                  8,800,000        266,750         .56
J.P. Morgan & Co. Inc.                   3,175,000        299,244         .63
Norwest Corp.                            6,500,000        241,719         .51
SunTrust Banks, Inc.                     2,000,000        139,375         .29
Wachovia Corp.                             850,000         77,244         .16
Wells Fargo & Co.                        1,972,700        729,899        1.53
                                                        6,135,574       12.84

Financial Services (3.62%)
American Express Co.                     1,621,700        143,318         .30
Fannie Mae                               6,550,000        463,822         .97
Household International, Inc.
   (merged with Beneficial Corp.)       24,047,482        879,236        1.84
SLM Holding Corp.                        1,450,000         58,090         .12
Transamerica Corp.                       1,800,000        187,200         .39
                                                        1,731,666        3.62

Insurance (5.64%)
Aetna Inc.                               2,400,000        179,100         .38
Allstate Corp.                           8,140,000        350,529         .73
American General Corp.                   6,405,000        438,743         .92
Aon Corp.                                5,504,000        341,248         .71
CIGNA Corp.                              1,900,000        138,581         .29
General Re Corp.                         1,200,000        263,625         .55
Jefferson-Pilot Corp.                    3,350,000        203,513         .43
Lincoln National Corp.                   3,225,000        244,697         .51
Marsh & McLennan Companies, Inc.         3,100,000        172,050         .36
St. Paul Companies, Inc.                10,888,520        360,682         .76
                                                        2,692,768        5.64
Total Finance                                          10,560,008       22.10

Multi-Industry

Multi-Industry (1.11%)
AlliedSignal Inc.                        7,800,000        303,713         .64
Dover Corp.                              5,200,000        165,100         .34
Minnesota Mining and Manufacturing Co.     500,000         40,000         .08
Whitman Corp.                            1,050,000         22,509         .05
Total Multi-Industry                                      531,322        1.11

Miscellaneous

Common stocks in initial period
   of acquisition                        9,833,100        382,095         .80
TOTAL common stocks
   (cost: $31,242,638,000)                             45,695,003       95.63


                                         Principal
                                           Amount
Short-Term Securities                      (000)

U.S. Treasuries and
Other Federal Agencies

Federal Farm Credit Banks
   5.36% due 11/5-11/6/98             $     50,000         49,959         .11
Federal Home Loan Bank
   4.70%-5.39% due
   11/13/98-1/27/99                        777,913        771,287        1.61
United States Treasury bills
   3.74%-4.93% due
   11/12/98-1/21/99                      1,278,631      1,272,537        2.66
TOTAL SHORT-TERM SECURITIES
   (cost: $2,092,984,000)                               2,093,783        4.38
TOTAL INVESTMENT SECURITIES
   (cost: $33,335,622,000)                             47,788,786      100.01
Excess of payables over cash and
   receivables                                              6,465         .01
NET ASSETS                                            $47,782,321      100.00%

See Notes to Financial Statements


Financial Statements

Statement of Assets and Liabilities
October 31, 1998
Unaudited
                                                        (dollars in thousands)

Assets:
Investment securities at market
  (cost: $33,335,622)                                              $47,788,786
Cash                                                                     3,604
Receivables for_
  Sales of investments                              $031,328
  Sales of Fund's shares                              80,180
  Dividends                                           80,870           192,378
                                                                    47,984,768

Liabilities:
Payables for_
  Purchases of investments                           127,155
  Repurchases of Fund's shares                        44,573
  Management services                                 11,283
  Accrued expenses                                    19,436           202,447

Net Assets at October 31, 1998_
  Equivalent to $33.35 per share on
  1,432,642,992 shares of $1 par value
  capital stock outstanding (authorized
  capital stock _ 2,000,000,000 shares)                           $47,782,321


Statement of Operations
for the six months ended October 31, 1998
Unaudited
                                                        (dollars in thousands)

Investment Income:
Income:
  Dividends                                    $     527,029
  Interest                                            48,028       $   575,057
Expenses:
  Investment management fee                           45,978
  Business management fee                             21,438
  Distribution expenses                               49,249
  Transfer agent fee                                  14,897
  Reports to shareholders                                723
  Registration statement and prospectus                3,112
  Postage, stationery and supplies                     2,734
  Directors' and Advisory Board fees                     190
  Auditing and legal fees                                106
  Custodian fee                                          195           138,622
Net investment income                                                  436,435
Realized Gain and Unrealized
  Appreciation on Investments:
Net realized gain                                                    2,085,564
Net unrealized appreciation:
  Beginning of period                             17,338,072
  End of period                                   14,453,164
  Net change in unrealized
  appreciation                                                     (2,884,908)
  Net realized gain and change in
  unrealized appreciation                                            (799,344)

Net Decrease in Net Assets
  Resulting from Operations                                       $  (362,909)

See Notes to Financial Statements


Statement of Changes in Net Assets
                                            Six Months Ended       Year Ended
(dollars in thousands)                    October 31, 1998<F1>     April 30,
1998

Operations:
Net investment income                          $     436,435     $     759,844
Net realized gain on investments                   2,085,564         2,816,947
Net change in unrealized appreciation
  on investments                                 (2,884,908)         8,654,558
  Net (Decrease) Increase in Net Assets
  Resulting from Operations                        (362,909)        12,231,349

Dividends and Distributions Paid
  to Shareholders:
Dividends from net investment income               (404,622)         (736,632)
Distributions from net realized gain
  on investments_                               (1,958,463)
  Total Dividends and Distributions                (404,622)       (2,695,095)

Capital Share Transactions:
Proceeds from shares sold:
  160,734,265 and 298,975,826 shares,
  respectively                                     5,294,310         9,237,792
Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on
  investments: 11,615,841 and 84,081,074
  shares, respectively                               376,372         2,539,311
Cost of shares repurchased:
  88,724,905 and 120,245,204 shares,
  respectively                                   (2,884,364)       (3,714,819)
  Net Increase in Net Assets Resulting
  from Capital Share Transactions                  2,786,318         8,062,284

Total Increase in Net Assets                       2,018,787        17,598,538

Net Assets:
Beginning of period                               45,763,534        28,164,996
End of period (including undistributed
  net investment income: $137,523 and
  $105,710, respectively)                        $47,782,321       $45,763,534

[FN]
<F1>Unaudited

See Notes to Financial Statements


Notes to Financial Statements

1.   Organization and Significant Accounting Policies

Organization _ Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

Significant Accounting Policies _ The following paragraphs summarize the significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

Security Valuation _ Equity securities, including convertible debentures, are stated at market value based upon closing sales prices reported on a national securities exchange on the day of valuation or, for listed securities having no sales reported, upon last reported bid prices on that date. Treasury bills and other cash-equivalent securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices obtained from a major dealer in short-term securities. Treasury bills and other cash-equivalent securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board.

Security Transactions and Related Investment Income _ As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis.

Dividends and Distributions to Shareholders _ Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal Income Taxation _ It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required.

As of October 31, 1998, net unrealized appreciation on investments for book and Federal income tax purposes aggregated $14,453,164,000, of which $14,932,052,000 related to appreciated securities and $478,888,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended October 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $33,335,622,000 at October 31, 1998.

3.   Fees and Transactions with Related Parties
Business Management and Investment Advisory Fees _ Officers of the Fund received no remuneration from the Fund in such capacities. Their remuneration was paid by Washington Management Corporation (WMC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated. WMC, business manager of the Fund, incurred a fee of $21,438,000 for business management services. The business management agreement provides for monthly fees, accrued daily, based on an annual rate of 0.175% of the first $3 billion of net assets; 0.15% of such assets in excess of $3 billion but not exceeding $5 billion; 0.135% of such assets in excess of $5 billion but not exceeding $8 billion; 0.12% of such assets in excess of $8 billion but not exceeding $12 billion; 0.095% of such assets in excess of $12 billion but not exceeding $21 billion; 0.075% of such assets in excess of $21 billion but not exceeding $34 billion; 0.06% of such assets in excess of $34 billion but not exceeding $55 billion; and 0.05% of net assets in excess of $55 billion. Under this agreement all expenses chargeable to the Fund, including compensation to the business manager, shall not exceed 1% of the average net assets of the Fund on an annual basis. Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, has informed the Fund that it has earned $540,000 on its retail sales of shares and under the distribution plan of the Fund but received no net brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund. All officers of the Fund and four of its directors are affiliated with The Johnston-Lemon Group, Incorporated. Capital Research and Management Company, investment manager of the Fund, incurred a fee of $45,978,000 for investment management services. The investment advisory agreement provides for monthly fees, accrued daily, based on an annual rate of 0.225% of the first $3 billion of net assets; 0.21% of such assets in excess of $3 billion but not exceeding $8 billion; 0.20% of such assets in excess of $8 billion but not exceeding $21 billion; 0.195% of such assets in excess of $21 billion but not exceeding $34 billion; 0.19% of such assets in excess of $34 billion but not exceeding $55 billion; and 0.185% of net assets in excess of $55 billion.

Distribution Expenses _ Pursuant to a Plan of Distribution, the Fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of Fund shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended October 31, 1998, distribution expenses under the Plan were $49,249,000, including accrued and unpaid expenses of $14,775,000.

American Funds Distributors, Inc. (AFD) has informed the Fund that it has received $21,072,904 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the Fund's shares. Such sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.

Transfer Agent Fee _ American Funds Service Company, the transfer agent for the Fund, was paid a fee of $14,897,000.

Deferred Directors' Fees _ Directors and Advisory Board members of the Fund who are unaffiliated with WMC may elect to defer part or all of the fees earned for such services. Amounts deferred are not funded and are general unsecured liabilities of the Fund. As of October 31, 1998, aggregate amounts deferred and earnings thereon were $453,000.

4.   Investment Transactions and Other Disclosures
As of October 31, 1998, accumulated undistributed net realized gain on investments was $3,891,171,000 and additional paid-in capital was $27,867,820,000.

The Fund made purchases and sales of investment securities, excluding short-term securities, of $7,237,243,000 and $4,926,289,000, respectively, during the six months ended October 31, 1998.

Pursuant to the custodian agreement, the Fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $195,000 included $24,000 that was paid by these credits rather than in cash.

The Fund owns 5.4%, 5.3%, 5.2%, and 5.0% of the outstanding voting securities of Westvaco, Browning-Ferris Industries, IKON Office Solutions, and TRW, respectively, which represent investments in affiliates as defined in the Investment Company Act of 1940.

Per-Share Data and Ratios

                             Six Months
                                Ended            Year ended April 30
                            10/31/98<F2>   1998    1997    1996    1995    1994

Net Asset Value,
  Beginning of Period         $33.92     $25.93  $22.77  $18.87  $17.11  $17.59

Income (Loss) from Investment
  Operations:
  Net investment income          .31        .62     .62     .63     .63     .59
  Net realized and
    unrealized (loss) gain
    on investments              (.59)      9.65    4.36    4.98    2.16    (.12)

Total (loss) income from
  investment operations         (.28)     10.27    4.98    5.61    2.79     .47

Less Distributions:
  Dividends from net
    investment income           (.29)      (.62)   (.62)   (.62)   (.62)   (.56)
  Distributions from net
    realized gains             _         (1.66)  (1.20)  (1.09)   (.41)   (.39)
    Total distributions         (.29)     (2.28)  (1.82)  (1.71)  (1.03)   (.95)

Net Asset Value,
  End of Period               $33.35     $33.92  $25.93  $22.77  $18.87  $17.11

Total Return<F3>             (.80)%<F4>  40.80%  22.43%  30.40%  17.01%   2.55%

Ratios/Supplemental Data:
  Net assets, end of
    period (in millions)    $47,782<F4> $45,764 $28,165 $20,689 $14,426 $12,405
  Ratio of expenses to
    average net assets        .30%<F4>     .62%    .64%    .66%    .69%    .69%
  Ratio of net income
    to average net assets     .96%<F4>    2.08%   2.56%   2.98%   3.57%   3.29%
  Portfolio turnover rate   11.25%<F4>   17.61%  20.41%  23.41%  25.45%  23.86%

[FN]
<F2> Unaudited
<F3> Excludes maximum sales charge of 5.75%.
<F4> Based on operations for the period shown and, accordingly, not representative of a full year.

Board of Directors

Stephen Hartwell
     Chairman of the Board
James H. Lemon, Jr.
     Vice Chairman of the Board
Harry J. Lister
     President of the Fund
Cyrus A. Ansary
Fred J. Brinkman
Daniel J. Callahan III
James C. Miller III
T. Eugene Smith
Leonard P. Steuart II
Margita E. White

Directors Emeritus

Bernard J. Nees
     Chairman Emeritus of the Fund
Charles T. Akre
Nathan A. Baily
John A. Beck
Jean Head Sisco
Stephen G. Yeonas

Advisory Board

Charles A. Bowsher
Mary K. Bush
Vernon W. Holleman, Jr.
Katherine D. Ortega
J. Knox Singleton
William B. Snyder
Robert F. Tardio

Other Officers

Howard L. Kitzmiller
     Senior Vice President, Secretary
     and Assistant Treasurer of the Fund
Ralph S. Richard
     Vice President and Treasurer of the Fund
Lois A. Erhard
     Vice President of the Fund
Michael W. Stockton
     Assistant Vice President, Assistant Secretary and Assistant Treasurer of the Fund
J. Lanier Frank
     Assistant Vice President of the Fund

In an effort to reduce the number of shareholder reports the Fund mails to a household when more than one account is held, we have taken steps to eliminate duplication where possible. If you continue to receive more than one copy or would like to receive additional copies, please call American Funds Service Company at 800/421-0180.


Offices of the Fund
and of the Business Manager

Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3585
202/842-5665

Investment Manager

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

Transfer Agent

American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, CA 92822-2205

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081-0001

Counsel

Thompson, O'Donnell, Markham, Norton & Hannon
805 Fifteenth Street, NW
Washington, DC 20005-2216

Principal Underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

For information about your account or any of the Fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web.

This report is for the information of shareholders of Washington Mutual Investors Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

(Logo)Recycle
Printed on recycled paper

WMIF-013-1298

(Logo) The American Funds Group